CONDENSED STATEMENTS OF CASH FLOWS	5 Months Ended
Dec. 31, 2020 USD ($)
Cash Flows from Operating Activities:
Net income (loss)	$ (5,476)
Adjustments to reconcile net income to net cash used in operating activities:
Change in fair value of warrant liabilities	0
Transaction costs incurred in connection with IPO	0
Interest earned on marketable securities held in Trust Account	0
Changes in operating assets and liabilities:
Prepaid expenses	(400,000)
Accounts payable and accrued expenses	4,882
Net cash used in operating activities	(400,594)
Cash Flows from Financing Activities:
Proceeds from issuance of Class B common stock to Sponsor	25,000
Proceeds from promissory note - related party	600,000
Payment of offering costs	(122,110)
Net cash provided by financing activities	502,890
Net Change in Cash	102,296
Cash - End of period	$ 102,296